SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

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                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) October 27, 1997

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                     LSI LOGIC CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      0-11674          94-2712976
(State or other jurisdiction (Commission File  (IRS Employer
of incorporation)              Number)       Identification No.)


                    1551 McCarthy Boulevard
                   Milpitas, California 95035
            (Address of principal executive offices)


Registrant's telephone number, including area code (408) 433-8000

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                         NOT APPLICABLE
 (Former name or former address, if changed since last report)






ITEM 8.   CHANGE IN FISCAL YEAR

          Effective October 27, 1997, Registrant changed its fiscal year from that used in its most recent filing with the Commission, from a 52-53 week year accounting period to a fiscal year ending December 31. This change will be reflected for the period ending December 31, 1997.













                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LSI LOGIC CORPORATION


                           By:      /s/ R. Douglas Norby
                               R. Douglas Norby
                               Executive Vice President, Finance
                              and Chief Financial Officer

Date: November 10, 1997